UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2007

LIBERATOR MEDICAL HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

NEVADA	000-05663	87-0267292
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2979 SE Gran Park Way, Stuart, Florida	34997
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (772) 287-2414

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

A.	Termination of Child, Van Wagoner & Bradshaw, PLLC, and Engagement of Wieseneck, Andres & Company, P.A.

On August 20, 2007, the Company dismissed Child, Van Wagoner & Bradshaw, PLLC (“Child Van Wagoner”) as its auditors. Child Van Wagoner served as the Company’s auditors from its engagement as of May 8, 2007, until the date of its termination on August 20, 2007.

From the date of engagement of Child Van Wagoner as of May 8, 2007, until the termination of Child Van Wagoner as the Company’s auditors on August 20. 2007, there were no disagreements with Child Van Wagoner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Child Van Wagoner, would have caused it to make reference to the subject matter of the disagreements in connection with a report with respect to the financial statements of the Company.

On August 20, 2007, the Company engaged Wieseneck Andres & Company, P.A. (“Wieseneck Andres”), as the Company’s auditors. The appointment of Wieseneck Andres was approved by the Company’s Board of Directors. During the Company’s two most recent fiscal years and through the date of this Amendment to Current Report, the Company did not consult Wieseneck Andres regarding either (i) the application of accounting principles to a specified completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B) or an event identifiable in response to Item 304(a)(1)(iv) of Regulation S-B.

During the term of the engagement of Wieseneck Andres, there were no disagreements with Wieseneck Andres, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Wieseneck Andres, would have caused it to make reference to the subject matter of the disagreements in connection with a report with respect to the financial statements of the Company.

B.	The Resignation of Wieseneck Andres & Company, P.A., and Engagement of Berenfeld, Spritzer, Shechter & Sheer

On August 30, 2007, Wieseneck Andres orally resigned as the Company’s auditors. A copy of the written resignation letter of Wieseneck Andres dated September 24, 2007, is annexed as Exhibit 16.3 to this Report.

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On September 19, 2007, the Company engaged Berenfeld, Spritzer, Shechter & Sheer (“Berenfeld”), as its auditors. The appointment of Berenfeld was approved by the Company’s Board of Directors. During the Company’s two most recent fiscal years and through the date of this Current Report, the Company did not consult Berenfeld regarding either (i) the application of accounting principles to a specified completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B) or an event identifiable in response to Item 304(a)(1)(iv) of Regulation S-B.

We have made the contents of this Amendment to Current Report available to Wieseneck Andres and have requested that within ten (10) business days of the filing of this Amendment it furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this Amendment to Current Report and, if not, stating the respects in which it does not agree.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1	Child, Van Wagoner & Bradshaw, PLLC, letter dated September 27, 2007, regarding the change in Registrant’s certified public accountant.(1)

16.2	Wieseneck, Andres & Company, P.A., letter dated September 28, 2007, regarding the change in Registrant’s certified public accountant. (1)

16.3	Wieseneck, Andres & Company, P.A., letter of resignation dated September 24, 2007.

(1)	Filed by Amendment to Current Report on Form 8-K on October 4, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2007	/s/ Mark A. Libratore

Mark A. Libratore, President

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EXHIBIT INDEX

Exhibit
No.	Description

16.1	Child, Van Wagoner & Bradshaw, PLLC, letter dated September 27, 2007, regarding the change in Registrant’s certified public accountant.(1)

16.2	Wieseneck, Andres & Company, P.A., letter dated September 28, 2007, regarding the change in Registrant’s certified public accountant. (1)

16.3	Wieseneck, Andres & Company, P.A., letter of resignation dated September 24, 2007.

(1)	Filed by Amendment to Current Report on Form 8-K on October 4, 2007.

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